Exhibit 10.1

Execution Version

TENTH AMENDMENT

TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AMONG

LEGACY RESERVES LP,

as Borrower,

THE GUARANTORS,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

and

THE LENDERS SIGNATORY HERETO

DATED AS OF SEPTEMBER 14, 2018

Sole Lead Arranger and Sole Book Runner

Wells Fargo Securities, LLC

Syndication Agent

Compass Bank

Co-Documentation Agents

UBS Securities LLC

and

U.S. Bank National Association

TENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Tenth Amendment”) dated as of September 14, 2018, among LEGACY RESERVES LP, a limited partnership duly formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

Recitals

A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of April 1, 2014 (as amended by the First Amendment to Third Amended and Restated Credit Agreement dated as of April 17, 2014, that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of May 22, 2014, that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of December 29, 2014, that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of February 23, 2015, that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of August 5, 2015, that certain Sixth Amendment to Third Amended and Restated Credit Agreement dated as of November 13, 2015, that certain Seventh Amendment to Third Amended and Restated Credit Agreement dated as of February 19, 2016, that certain Eighth Amendment to Third Amended and Restated Credit Agreement dated as of October 25, 2016 and that certain Ninth Amendment to Third Amended and Restated Credit Agreement dated as of March 23, 2018 (as so amended prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by this Tenth Amendment, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Guarantors are parties to that certain Third Amended and Restated Guaranty Agreement dated as of April 1, 2014 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Guaranty”).

C.    The Borrower, the Guarantors, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Existing Credit Agreement as more fully set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Tenth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all article, section and exhibit references in this Tenth Amendment refer to articles, sections and exhibits of the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

2.1     Amendments to Section 1.02.

(a)    The following definitions are hereby amended and restated in their entirety to read as follows:

“Agreement” means this Third Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment and the Tenth Amendment, as the same may from time to time be amended, modified, supplemented or restated.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest (other than, prior to conversion into common Equity Interests, the Convertible Senior Notes).

“Redemption” means with respect to any Debt (including, without limitation, the Convertible Senior Notes), the repurchase, redemption, prepayment, repayment or defeasance or any other acquisition or retirement for value (or the segregation of funds with respect to any of the foregoing) of any such Debt, but excluding, for the avoidance of doubt, the cashless conversion of the Convertible Senior Notes into common Equity Interests in accordance with the terms of the Senior Indenture governing the Convertible Senior Notes. For the avoidance of doubt, the cash settlement or any other payment in cash of any conversion obligation under the Convertible Senior Notes (whether pursuant to Section 11.02(b) of the Senior Indenture governing the Convertible Notes or otherwise, but excluding any Permitted Convertible Note Cash Payments) shall constitute a Redemption of the Convertible Senior Notes. “Redeem” has the correlative meaning thereto.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other Property) with respect to any Equity Interests in the Borrower or any Subsidiary, or any payment (whether in cash, securities or other Property), including any sinking fund or similar deposit, on account of the purchase, Redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or such Subsidiary or any option, warrant or other right to acquire any such Equity Interests in the Borrower or such Subsidiary. For the avoidance of doubt, (i) any payment on Equity Interests (including any payment on Debt that exists due to conversion or exchange of any Equity Interests into Debt) in connection with an asset sale, change of control or any redemption requirements pursuant to the terms of such Equity Interest shall constitute a Restricted Payment, (ii) any Permitted Convertible Note Cash Payment shall not constitute a Restricted Payment, (iii) the cashless conversion pursuant to its terms of any Convertible

Senior Note into common Equity Interests shall not constitute a Restricted Payment and (iv) the cash settlement or any other payment in cash of any conversion obligation under the Convertible Senior Notes (whether pursuant to Section 11.02(b) of the Senior Indenture governing the Convertible Notes or otherwise, but excluding any Permitted Convertible Note Cash Payments) shall constitute a Restricted Payment.

“Senior Indentures” means, collectively or individually, as the context requires, any indenture or other agreement pursuant to which (i) any Senior Notes are issued and (ii) any Permitted Refinancing Debt with respect to any Senior Notes, including the Convertible Senior Notes, are issued, in each case, as the same may be amended, restated or supplemented, subject to the terms of Section 9.04(c).

(b)    The following definitions are hereby added where alphabetically appropriate to read as follows:

“Convertible Senior Notes” means the Borrower’s 8.00% Convertible Senior Notes due 2023 and any Permitted Refinancing Debt in respect thereof.

“Permitted Convertible Note Cash Payments” means (a) any payment in cash of a conversion incentive in an amount not to exceed one year’s interest that would otherwise be payable pursuant to and in accordance with the Senior Indenture governing the Convertible Senior Notes in connection with the early cashless conversion of such Convertible Senior Notes into common Equity Interests and (b) any cash payment in lieu of the issuance of fractional shares pursuant to and in accordance with the Senior Indenture governing the Convertible Senior Notes in connection with the cashless conversion of the Convertible Senior Notes into common Equity Interests.

“Tenth Amendment” means that certain Tenth Amendment to Third Amended and Restated Credit Agreement, dated as of September 14, 2018, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

(c)    The definition of “Permitted Refinancing Debt” is hereby amended by adding the following sentence at the end thereof: “For the avoidance of doubt, the Convertible Senior Notes constitute Debt that is Permitted Refinancing Debt in respect of a portion of the Borrower’s 8.00% Senior Notes due 2020 and a portion of the Borrower’s 6.625% Senior Notes due 2021.”.

2.2    Amendment to Section 9.04(b). Section 9.04(b) is hereby amended by adding a new clause (iii) at the end thereof:

(iii)    Notwithstanding anything to the contrary contained herein, the Borrower will not, and will not permit any Subsidiary to, elect to settle in cash, or settle in cash, all or any portion of the Borrower’s conversion obligations under the Convertible Senior Notes (whether pursuant to Section 11.02(b) of the Senior

Indenture governing the Convertible Senior Notes or otherwise); provided that the Borrower may make Permitted Convertible Note Cash Payments. The Borrower will not permit any Convertible Senior Note to contain any term that requires the cash settlement of all or any portion of the Borrower’s conversion obligations thereunder (other than terms permitting the Permitted Convertible Note Cash Payments).

2.3    Amendment to Section 9.04(c). Section 9.04(c) is hereby amended by adding the following sentence at the end thereof: “Notwithstanding anything to the contrary set forth herein, this Section 9.04(c) shall not prohibit the issuance of Convertible Senior Notes as Permitted Refinancing Debt with respect to the Borrower’s 8.00% Senior Notes due 2020 or 6.625% Senior Notes due 2021 solely because the stated interest rate of the Convertible Senior Notes is greater than 6.625% per annum (so long as such interest rate does not exceed 10.00% per annum).”.

Section 3.    Conditions Precedent. This Tenth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Tenth Amendment Effective Date”):

3.1    The Administrative Agent shall have received from the Majority Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Tenth Amendment signed on behalf of such Person.

3.2    The Administrative Agent shall have received a certificate (which may be the same certificate delivered pursuant to Section 3.5) of a Responsible Officer of the Borrower certifying that attached thereto is a true, correct and complete copy of the Fifth Amendment to the Second Lien Credit Agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent, and shall in any event amend the Second Lien Credit Agreement in the same manner as the Credit Agreement is to be amended by this Tenth Amendment (the “Second Lien Amendment”). The “Fifth Amendment Effective Date” under and as defined in the Second Lien Credit Agreement shall have occurred (or shall occur substantially concurrently with the Tenth Amendment Effective Date).

3.3    The Ninth Amendment Effective Date shall have occurred.

3.4    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable pursuant to the Credit Agreement on or prior to the Tenth Amendment Effective Date, including (a) fees and expenses invoiced by Paul Hastings LLP prior to the Tenth Amendment Effective Date and (b) an amendment fee payable to the Administrative Agent, for the account of each Lender that has executed this Tenth Amendment (each such Lender, a “Consenting Lender”), in an amount equal to the product of such Consenting Lender’s Commitment on the Tenth Amendment Effective Date multiplied by 0.05%.

3.5    The Administrative Agent shall have received a certificate (which may be the same certificate delivered pursuant to Section 3.2) of a Responsible Officer of the Borrower certifying (a) that the Borrower has consummated (or substantially concurrently with the Tenth Amendment Effective Date, will consummate) the exchange of a portion of its 8.00% Senior Notes due 2020 and a portion of its 6.625% Senior Notes due 2021 for the Convertible Senior Notes, (b) that attached thereto is a true and complete copy of the Senior Indentures (or amendment to existing Senior Indentures) with respect to such Convertible Senior Notes and (c) as to the aggregate principal amount of such Convertible Senior Notes issued.

3.6    No Default shall have occurred and be continuing as of the Tenth Amendment Effective Date.

3.7    The Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Tenth Amendment to be effective and to declare the occurrence of the Tenth Amendment Effective Date when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.    Miscellaneous.

4.1    Confirmation. The provisions of the Credit Agreement, as amended by this Tenth Amendment, shall remain in full force and effect following the effectiveness of this Tenth Amendment.

4.2    Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this Tenth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Tenth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; and (d) agrees that from and after the Tenth Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Tenth Amendment.

4.3    Counterparts. This Tenth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Tenth Amendment by telecopy, facsimile, email or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

4.4    No Oral Agreement. This Tenth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

4.5    GOVERNING LAW. THIS TENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

4.6    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Tenth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.7    Severability. Any provision of this Tenth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8    Successors and Assigns. This Tenth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.9    Loan Document. This Tenth Amendment is a “Loan Document” as defined and described in the Credit Agreement, and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.10    RELEASE. FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE BORROWER AND EACH OTHER OBLIGOR HEREBY, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, FULLY AND WITHOUT RESERVE, RELEASES AND FOREVER DISCHARGES EACH LENDER, EACH AGENT, THE ARRANGER, THE ISSUING BANK, AND EACH OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, TRUSTEES, ATTORNEYS, AGENTS, ADVISORS (INCLUDING ATTORNEYS, ACCOUNTANTS AND EXPERTS) AND AFFILIATES (COLLECTIVELY THE “RELEASED PARTIES” AND INDIVIDUALLY A “RELEASED PARTY”) FROM ANY AND ALL ACTIONS, CLAIMS, DEMANDS, CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS, DEBTS, LIABILITIES, COSTS, DAMAGES, EXPENSES OR OTHER OBLIGATIONS OF ANY KIND AND NATURE WHATSOEVER, KNOWN OR UNKNOWN, DIRECT AND/OR INDIRECT, AT LAW OR IN EQUITY, WHETHER NOW EXISTING OR HEREAFTER ASSERTED (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY), FOR OR BECAUSE OF ANY MATTERS OR THINGS OCCURRING, EXISTING OR ACTIONS DONE, OMITTED TO BE DONE, OR SUFFERED TO BE DONE BY ANY OF THE RELEASED PARTIES, IN EACH CASE, ON OR PRIOR TO THE DATE HEREOF AND ARE IN ANY WAY DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY CONNECTED TO

ANY OF THIS TENTH AMENDMENT, THE CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (COLLECTIVELY, THE “RELEASED MATTERS”). THE BORROWER AND EACH OTHER OBLIGOR, BY EXECUTION HEREOF, HEREBY ACKNOWLEDGES AND AGREES THAT THE AGREEMENTS IN THIS SECTION 5.10 ARE INTENDED TO COVER AND BE IN FULL SATISFACTION FOR ALL OR ANY ALLEGED INJURIES OR DAMAGES ARISING IN CONNECTION WITH THE RELEASED MATTERS.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be duly executed as of the date first written above.

BORROWER:	LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC,
its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
President and Chief Financial Officer

GUARANTORS:	LEGACY RESERVES OPERATING LP

	By:	Legacy Reserves Operating GP LLC, its general partner
	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
President and Chief Financial Officer

LEGACY RESERVES OPERATING GP LLC

	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
President and Chief Financial Officer

SIGNATURE PAGE

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LEGACY RESERVES SERVICES, INC.

DEW GATHERING LLC

PINNACLE GAS TREATING LLC

LEGACY RESERVES ENERGY SERVICES LLC

LEGACY RESERVES GP, LLC

LEGACY RESERVES INC.

By:	/s/ James Daniel Westcott
James Daniel Westcott
President and Chief Financial Officer

SIGNATURE PAGE

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

	By:	/s/ Brett Steele
	Name:	Brett Steele
	Title:	Director

SIGNATURE PAGE

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	COMPASS BANK

	By:	/s/ Rachel Festervand
Name: Rachel Festervand
Title: Sr. Vice President

SIGNATURE PAGE

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANC OF AMERICA CREDIT PRODUCTS INC.

By:	/s/ Margaret Sang

Name:	Margaret Sang
Title:	Vice President

SIGNATURE PAGE

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ROYAL BANK OF CANADA

By:	/s/ Jay T. Sartain

Name:	Jay T. Sartain
Title:	Authorized Signatory

SIGNATURE PAGE

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA

By:	/s/ Terry Donovan

Name:	Terry Donovan
Title:	Managing Director

SIGNATURE PAGE

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Quinn Kelly

Name:	Quinn Kelly
Title:	Vice President

SIGNATURE PAGE

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.

By:	/s/ William Lafore

Name:	William Lafore
Title:	Authorized Officer

SIGNATURE PAGE

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS FINANCING, INC.

By:	/s/ Melissa Guzman

Name:	Melissa Guzman
Title:	Director

SIGNATURE PAGE

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC

By:	/s/ Jake Lam

Name:	Jake Lam
Title:	Assistant Vice President

SIGNATURE PAGE

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Michael Willis

Name:	Michael Willis
Title:	Managing Director

By:	/s/ Darrell Stanley

Name:	Darrell Stanley
Title:	Managing Director

SIGNATURE PAGE

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A.

By:	/s/ Cliff Vaz

Name:	Cliff Vaz
Title:	Vice President

SIGNATURE PAGE

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SOCIETE GENERALE

By:	/s/ Elena Robeivc

Name:	Elena Robeivc
Title:	Managing Director

SIGNATURE PAGE

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WEST TEXAS NATIONAL BANK

By:	/s/ Mark D. McKinney

Name:	Mark D. McKinney
Title:	Executive Vice President

SIGNATURE PAGE

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH THIRD BANK

By:	/s/ Justin Bellamy

Name:	Justin Bellamy
Title:	Director

SIGNATURE PAGE

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BP ENERGY COMPANY

By:	/s/ Michael Thomas

Name:	Michael Thomas
Title:	VP

SIGNATURE PAGE

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT